UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                       ----------------------------------



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of report: March 2, 2004



                              REHABCARE GROUP, INC.
             (Exact name of registrant as specified in its charter)


      Delaware                       0-19294                    51-0265872
   (State or other              (Commission File             (I.R.S. Employer
   jurisdiction of                   Number)                  Identification
   incorporation)                                                 Number)



        7733 Forsyth Boulevard
              23rd Floor
         St. Louis, Missouri                                    63105
(Address of principal executive offices)                      (Zip Code)

      Registrant's telephone number, including area code: (314) 863-7422

Item 7.     Financial Statements and Exhibits.

(c) Exhibits. See Exhibit Index


Item 9.     Regulation FD Disclosure.

     RehabCare Group, Inc. issued a press release on March 2, 2004 announcing that it had completed the acquisition of 100% of the equity of American VitalCare, Inc. and Managed Alternative Care, Inc.

     The press release in its entirety is attached as Exhibit 99.1.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 3, 2004

                                       REHABCARE GROUP, INC.



                           By:/s/Vincent L. Germanese
                                -----------------------------------------------
                                 Vincent L. Germanese
                                 Senior Vice President, Chief Financial Officer
                                  and Secretary

                                  EXHIBIT INDEX

Exhibit No.       Description


99.1 Press release dated March 2, 2004 announcing that RehabCare Group, Inc. had completed the acquisition of 100% of the equity of American VitalCare, Inc. and Managed Alternative Care, Inc.

                                                                    Exhibit 99.1


                    CONTACT: RehabCare Group, Inc.
                             Vincent L. Germanese, CFO
                             Betty Cammarata, Director-Investor Relations
                             Press: David Totaro, Senior Vice President,
                                    Corporate Marketing & Communications
                             (314) 863-7422
                                    or
                             Financial Dynamics:
                             Gordon McCoun/Lanie Fladell
                             Press: Sean Leous
                             (212) 850-5600


For Immediate Release
March 2, 2004

  REHABCARE GROUP, INC. ANNOUNCES THE ACQUISITION OF AMERICAN VITALCARE, INC.
                       AND MANAGED ALTERNATIVE CARE, INC.

   -Purchase Further Extends RehabCare's Post-Acute Continuum in California-

ST. LOUIS, MO, March 2, 2004--RehabCare Group, Inc. (NYSE:RHB) today announced the acquisition of the market-leading manager of hospital-based specialty care units in the State of California, American VitalCare, Inc. and its sister company, Managed Alternative Care, Inc., (collectively known as VitalCare). RehabCare will acquire 100 percent of VitalCare's equity for $11 million in cash plus a $3 million subordinated note. The businesses are wholly-owned subsidiaries of Health Net, Inc. (NYSE:HNT), one of the nation's largest publicly-traded managed healthcare companies.

     VitalCare, established in 1985, provides services for patients recovering from severe trauma injuries to the head and spinal cord, and degenerative diseases such as Amyotrophic Lateral Sclerosis and Multiple Sclerosis. Such patients require intensive medical and pre- or post-rehabilitation care that cannot be administered at home or in skilled nursing facilities, and have an average length of stay up to 120 days. VitalCare is the dominant provider of these services, managing close to 50 percent of the approximately 1,650 beds in

                                     -MORE-

REHABCARE GROUP, INC. ANNOUNCES THE ACQUISITION OF AMERICAN
VITALCARE, INC. AND MANAGED ALTERNATIVE CARE, INC.                        Page 2

California licensed for this type of specialty care. The Company generates approximately $14 million of revenue, and the acquisition is expected to be modestly accretive to RehabCare's earnings in 2004.

     John H. Short, Ph.D., Interim President and CEO of RehabCare, stated, "Today's announcement is an important step in the further expansion of RehabCare's management of the post-acute continuum of care in California, one of our target markets. The addition of VitalCare provides RehabCare with the opportunity to introduce its management of the post-acute continuum of care to a new range of hospital and skilled nursing, long-term care and assisted living clients. Like RehabCare, VitalCare has a reputation for excellence and we are very pleased to welcome VitalCare's highly skilled staff to RehabCare and to the greater opportunities open to us in the expanded company."

     Dr. Short concluded, "2004 has already been a year of significant acquisition and transformation for RehabCare. Our recently-announced agreement with UCLA Medical Center to build a 56-bed freestanding rehab hospital and our purchase of CPR Therapies, with its many skilled nursing facilities throughout Southern California, adds to our existing acute rehab units and skilled nursing facility programs in this market, and confirms our commitment to providing top tier rehabilitation services to those in need in target markets we choose to serve."

     RehabCare Group, Inc., headquartered in St. Louis, MO, is a leading provider of rehabilitation program management services in over 700 hospitals, nursing homes and other long-term care facilities throughout the United States. It provides services in acute care, skilled nursing, outpatient and home health settings to fit the clinical needs of patients in a cost-effective manner. RehabCare is pleased to be included in the Russell 2000 and Standard and Poor's Small Cap 600 Indices.

     This release contains forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties that may cause RehabCare's

                                     -MORE-

REHABCARE GROUP, INC. ANNOUNCES THE ACQUISITION OF AMERICAN
VITALCARE, INC. AND MANAGED ALTERNATIVE CARE, INC.                        Page 3

actual results in future periods to differ materially from forecasted results. These risks and uncertainties may include, but are not limited to, the ability of RehabCare to integrate acquisitions and to implement client partnering relationships within the expected timeframes and to achieve the revenue and earnings levels from such acquisitions and relationships at or above the levels projected; the timing and financial effect of the Company's continuing restructuring efforts with respect to the Company's current businesses; changes in and compliance with governmental reimbursement rates and other regulations or policies affecting RehabCare's hospital rehabilitation and contract therapy lines of business; RehabCare's ability to attract new client relationships or to retain and grow existing client relationships through expansion of RehabCare's hospital rehabilitation and contract therapy service offerings and the development of alternative product offerings; the future operating performance of InteliStaf Holdings, Inc., and the rate of return that RehabCare will be able to achieve from its equity interest in InteliStaf; the adequacy and effectiveness of RehabCare's operating and administrative systems; RehabCare's ability and the additional costs of attracting administrative, operational and professional employees; significant increases in health, workers' compensation and professional and general liability costs; litigation risks of RehabCare's past and future business, including RehabCare's ability to predict the ultimate costs and liabilities or the disruption of its operations; competitive and regulatory effects on pricing and margins; and general economic conditions, including efforts by governmental reimbursement programs, insurers, healthcare providers and others to contain healthcare costs.

NOTE: More information on RehabCare can be found on the World Wide Web at http://www.rehabcare.com


                                      -END-